UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2010

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

As previously reported in our Current Report on Form 8-K filed on September 17, 2010,  our board of directors approved an agreement of purchase and sale of real estate (the “Purchase Agreement”), among Cole REIT III Operating Partnership, LP, a Delaware limited partnership, which is the operating partnership of the Company, and Albertson’s LLC (“Albertson’s”), a Delaware limited liability company, and certain of its wholly-owned entities (collectively the “Seller”).  None of the entities that comprise the Seller are affiliates of the Company or its advisor. Pursuant to the Purchase Agreement, the Company agreed to purchase 100% of the Seller’s interest in 33 retail properties, comprising 1.9 million square feet, located throughout the United States (collectively the “Albertson’s Properties”), for a gross purchase price of $276.0 million, exclusive of closing costs subject to certain criteria being met.   The Albertson’s Properties are 100% occupied by Albertson’s and, upon the Company’s acquisition of each of the Albertson’s Properties, the Company will lease such property to Albertson’s.

On September 29, 2010, the Company, through certain of its wholly owned subsidiaries, acquired three (the “Acquired Properties”) of the Albertson’s Properties comprising 168,000 square feet in Arizona, through a sale-leaseback transaction, for a gross purchase price of $23.9 million paid in cash, exclusive of closing costs. Pursuant to the terms of the Purchase Agreement, the acquisition of the remaining 30 retail properties is expected to be completed on or prior to October 19, 2010. The acquisition was funded by net proceeds from the Company’s ongoing public offering.  In connection with the acquisition, the Company paid an affiliate of Cole REIT Advisors III, LLC, the Company’s advisor, an acquisition fee of $479,000.

The Acquired Properties are subject to individual lease agreements with Albertson’s and have identical terms. Pursuant to the leases, Albertson’s is required to pay substantially all operating expenses in addition to base rent.  The aggregate current annual base rent is $1.7 million, or an average of $10.18 per square foot. The annual base rent under the leases increases every five years by 10% of the then-current annual base rent through the remainder of the initial lease terms, which expire on November 30, 2030.  Albertson’s has six options to renew the leases, beginning December 1, 2030, each for an additional five year term.  The annual base rent for the six option periods is the greater of the then-current annual base rent or 95% of the fair market rent, as agreed upon by the Company and Albertson’s pursuant to the terms of the leases on the renewal date.

In evaluating the Albertson’s Properties as potential acquisitions and determining the appropriate amount of consideration to be paid for the Company’s interests in the Albertson’s Properties, we considered a variety of factors, including property condition reports, unit-level store performance, property location, visibility and access, age of the property, physical condition and curb appeal, review of an independent third-party appraisal, neighboring property uses, local market conditions, including vacancy rates, area demographics, including trade area population and average household income, neighborhood growth patterns and economic conditions, and the presence of demand generators.

Cole Realty Advisors Inc., an affiliate of the Company, has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the Acquired Properties and will receive a property management fee of 2.0% of the monthly gross revenues from the Acquired Properties. The Company currently has no plans for any renovations, improvements or development of the Acquired Properties. The Company believes the Acquired Properties are adequately insured.

Item 9.01	Financial Statements and Exhibits

(a) Summary Financial Statements related to the Properties Acquired and Probable Properties to be Acquired.

Page
Albertson’s – Various Properties
Summary Financial Data Regarding Albertson’s	4

(b) Pro Forma Financial Information.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of June 30, 2010	5

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2010	6

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2009	7

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	8

(c) Shell Company Transactions.

           None.

(d) Exhibits.

           None.

SUMMARY FINANCIAL DATA
 ALBERTSON’S LLC

On September 29, 2010, we purchased the following three retail properties in accordance with the terms of the Purchase Agreement.  Pursuant to the terms of the Purchase Agreement, the acquisition of the remaining 30 retail properties is expected to be completed on or prior to October 19, 2010.

Property Location	Date Acquired	Purchase Price	Square Feet	Year Built
Tucson, AZ	9/29/2010	$10,860,725	60,315	2008
Mesa, AZ	9/29/2010	6,067,593	51,393	2002
Phoenix, AZ	9/29/2010	6,999,816	56,742	2002
Total		$23,928,134	168,450

In evaluating the Albertson’s Properties as potential acquisitions and determining the appropriate amount of consideration to be paid for our interests therein, we considered a variety of factors, including property condition reports, unit-level store performance, property location, visibility and access, age of the property, physical condition and curb appeal, review of an independent third party appraisal, neighboring property uses, local market conditions, including vacancy rates, area demographics, including trade area population and average household income, neighborhood growth patterns and economic conditions, and the presence of demand generators. After reasonable inquiry, we are not aware of any material factors relating to these properties that would cause the reported financial information not to be indicative of future operating results.

As each of the Acquired Properties are, and the remaining Albertson’s Properties will be, 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the tenant, Albertson’s, are more relevant to investors than the financial statements of the Albertson’s Properties in order to enable investors to evaluate the credit-worthiness of the lessee. Additionally, because the Albertson’s Properties are or will be subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the Securities and Exchange Commission, we have not provided audited statements of the Albertson’s Properties. Pursuant to the Purchase Agreement, the aggregate annual rent of the Albertson’s Properties will be $19.8 million and will increase every five years by 10%.

The following summary financial data regarding Albertson’s is taken from its previously audited financial statements (in thousands):

	For the 16 Weeks Ended June 17, 2010 (Unaudited)	For the Fiscal Year Ended February 25, 2010
Consolidated Statements of Operations:
Revenues	$1,254,599	$4,280,461
Operating Income	18,390	37,684
Net Income	21,713	66,833

	As of June 17, 2010 (Unaudited)	As of February 25, 2010
Consolidated Balance Sheets:
Total Assets	$807,423	$809,423
Long-term Debt	352,195	360,988
Stockholders’ Equity	79,617	57,904

Cole Credit Property Trust III, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2010 (Unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Company had acquired the Albertson’s Properties on June 30, 2010.

This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2010, as filed in our Quarterly Report on Form 10-Q filed on August 13, 2010. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the acquisition of the Albertson’s Properties on June 30, 2010, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet only includes the Albertson’s Properties which are considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X (dollar amounts in thousands).

	June 30, 2010, As Reported	Acquisition Pro Forma Adjustments		Pro Forma June 30, 2010
	(a)
ASSETS
Investment in real estate assets:
Land	$389,592	$77,224	(b)	$466,816
Buildings and improvements	781,411	156,963	(b)	938,374
Acquired intangible lease assets	202,925	41,813	(b)	244,738
Total investment in real estate assets, net	1,373,928	276,000		1,649,928
Investment in mortgage notes receivable	63,447	—		63,447
Total investment in real estate and mortgage assets, net	1,437,375	276,000		1,713,375
Cash and cash equivalents	430,149	(282,900	) (b) (c)	147,249
Restricted cash	12,082	—		12,082
Investment in unconsolidated joint venture	15,610	—		15,610
Rents and tenant receivables	6,837	—		6,837
Mortgage loan deposits, derivative and other assets	6,004	—		6,004
Deferred financing costs	12,650	—		12,650
Total assets	$1,920,707	$(6,900)		$1,913,807

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable	$359,647	$—		$359,647
Accounts payable and accrued expenses	5,099	—		5,099
Escrowed investor proceeds	1,359	—		1,359
Due to affiliates	729	—		729
Acquired below market lease intangibles	30,016	—		30,016
Distributions payable	9,785	—		9,785
Deferred rent, derivative and other liabilities	7,318	—		7,318
Total liabilities	413,953	—		413,953
Commitments and contingencies
Redeemable common stock	32,034	—		32,034
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000,000 shares authorized, 176,907,649 shares issued and outstanding	1,769	—		1,769
Capital in excess of par value	1,557,207	—		1,557,207
Accumulated distributions in excess of earnings	(82,884)	(6,900	) (c)	(89,784)
Accumulated other comprehensive loss	(1,372)	—		(1,372)
Total stockholders’ equity	1,474,720	(6,900)		1,467,820
Total liabilities and stockholders’ equity	$1,920,707	$(6,900)		$1,913,807

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired the Albertson’s Properties on January 1, 2009.

This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Company's historical financial statements and notes thereto for the quarter ended June 30, 2010, as filed in our Quarterly Report on Form 10-Q filed on August 13, 2010. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the acquisition of the Albertson’s Properties on January 1, 2009, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations only includes the Albertson’s Properties which are considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X (dollar amounts in thousands, except share and per share amounts).

	For the Six Months Ended June 30, 2010 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Six Months Ended June 30, 2010
	(a)
Revenues:
Rental and other property income	$40,933	$11,421	(b)	$52,354
Tenant reimbursement income	2,362	—		2,362
Interest income on mortgage notes receivable	900	—		900
Total revenue	44,195	11,421		55,616

Expenses:
General and administrative expenses	2,656	13	(c)	2,669
Property operating expenses	2,539	—		2,539
Property and asset management expenses	3,921	889	(d)	4,810
Acquisition related expenses	17,929	—		17,929
Depreciation	7,281	1,963	(e)	9,244
Amortization	4,592	1,045	(e)	5,637
Total operating expenses	38,918	3,910		42,828
Operating income	5,277	7,511		12,788

Other expense:
Interest and other income	769	—		769
Equity in loss of unconsolidated joint venture	(516)	—		(516)
Interest expense	(7,297)	—		(7,297)
Total other expense	(7,044)	—		(7,044)
Net (loss) income	$(1,767)	$7,511		$5,744

Weighted average number of common shares outstanding:
Basic and diluted	134,685,676	31,068,957	(f)	165,754,633

Net (loss) income per common share:
Basic and diluted	$(0.01)			$0.03

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009 (Unaudited)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired the Albertson’s Properties on January 1, 2009.

This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Company's historical financial statements and notes thereto for the year ended December 31, 2009, as filed in our Annual Report on Form 10-K filed on March 29, 2010. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the acquisition of the Albertson’s Properties on January 1, 2009, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations only includes the Albertson’s Properties which are considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X (dollar amounts in thousands, except share and per share amounts).

	For the Year Ended December 31, 2009 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2009
	(a)
Revenues:
Rental and other property income	$22,600	$22,842	(b)	$45,442
Tenant reimbursement income	404	—		404
Total revenue	23,004	22,842		45,846

Expenses:
General and administrative expenses	2,161	32	(c)	2,193
Property operating expenses	595	—		595
Property and asset management expenses	1,993	1,776	(d)	3,769
Acquisition related expenses	18,564	—		18,564
Depreciation	3,178	3,924	(e)	7,102
Amortization	2,296	2,091	(e)	4,387
Total operating expenses	28,787	7,823		36,610
Operating (loss) income	(5,783)	15,019		9,236

Other expense:
Interest and other income	500	—		500
Interest expense	(2,538)	—		(2,538)
Total other expense	(2,038)	—		(2,038)
Net (loss) income	$(7,821)	$15,019		$7,198

Weighted average number of common shares outstanding:
Basic and diluted	40,060,709	31,068,957	(f)	71,129,666

Net loss per common share:
Basic and diluted	$(0.20)			$0.10

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements
 (Unaudited)

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010

a.	Reflects the Company’s historical balance sheet as of June 30, 2010.

b.
Reflects the preliminary purchase price allocations incurred related to the completed and probable acquisitions of the Albertson’s Properties.  The aggregate purchase price of $276.0 million will be funded by net proceeds from the Company’s ongoing public offering. The purchase price allocation is preliminary and is subject to change.

c.
Represents costs incurred to complete the acquisition, including title, legal, accounting and other related costs, as well as the aggregate acquisition fee of $5.5 million, or 2% of the aggregate purchase price, that will be paid to our Advisor and its affiliates. Adjustment reflects the expensing of acquisition-related costs as required under accounting principles generally accepted in the United States of America.

Notes to Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2010

a.	Reflects the Company’s historical results of operations for the six months ended June 30, 2010.

b.	Represents the aggregate straight line rental revenues in accordance with the respective lease agreements for the Albertson’s Properties.

c.	Reflects management’s estimate of the aggregate general and administrative expenses for the Albertson’s Properties based on the Company’s historical results.

d.
Reflects the annualized aggregate asset management fee of $691,000, which is equal to 0.50% (a monthly rate of 0.0417%) of the aggregate asset value of the Albertson’s Properties and is payable to our Advisor, as well as the annualized aggregate property management fee, of $198,000, which is equal to 2% of gross revenues of the Albertson’s Properties and is payable to an affiliate of our Advisor.

e.
Represents aggregate depreciation and amortization expense for the Albertson’s Properties. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

	Building	40 years
	Tenant improvements	Lesser of useful life or lease term
	Intangible lease assets	Lesser of useful life or lease term

f.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Albertson’s Properties, as the Company had insufficient capital at January 1, 2009 to acquire the Albertson’s Properties which is included in the pro forma results of operations.  The calculation assumes the common shares were issued on January 1, 2009.

Cole Credit Property Trust III, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements – (Continued)
 (Unaudited)

Notes to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009

a.	Reflects the Company’s historical results of operations for the year ended December 31, 2009.

b.	Represents the aggregate straight line rental revenues in accordance with the respective lease agreements for the Albertson’s Properties.

c.	Reflects management’s estimate of the aggregate general and administrative expenses for the Albertson’s Properties based on the Company’s historical results.

d.
Reflects the annualized aggregate asset management fee of $1.4 million, which is equal to 0.50% (a monthly rate of 0.0417%) of the aggregate asset value of the Albertson’s Properties and is payable to our Advisor, as well as the annualized aggregate property management fee, of $395,000, which is equal to 2% of gross revenues of the Albertson’s Properties and is payable to an affiliate of our Advisor.

e.
Represents aggregate depreciation and amortization expense for the Albertson’s Properties. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

	Building	40 years
	Tenant improvements	Lesser of useful life or lease term
	Intangible lease assets	Lesser of useful life or lease term

f.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Albertson’s Properties, as the Company had insufficient capital at January 1, 2009 to acquire the Albertson’s Properties which is included in the pro forma results of operations.  The calculation assumes the common shares were issued on January 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2010	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary